SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                --------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  October 7, 1997


                               SIGNATURE EYEWEAR, INC.
              (Exact Name of Registrant as Specified in Charter)


         California             333-30017              95-3876317
(State or Other Jurisdiction   (Commission            (IRS Employer
     of Incorporation)         File Number)         Identification No.)


                           498 North Oak Street
                        Inglewood, California 90302
                   (Address of Principal Executive Offices)

                                (310) 330-2700
                        (Registrant's Telephone Number)




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ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on October 7, 1997, which contains information meeting the requirements of this Item 5, which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 7, 1997

                         SIGNATURE EYEWEAR, INC.



                         By:  /s/ Julie Heldman
                              --------------------------------------
                              Julie Heldman, President and
                              Co-Chairman of the Board



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                                 EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER

99.1      Press Release of Registrant, dated October 7, 1997.           5



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